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                                                                  EXHIBIT 10.17

                                AMENDMENT NO. 2
                                     TO THE
                               SERVICES AGREEMENT


                  THIS AMENDMENT No. 2 is made this 25th day of July 2003, by and between Rosenbluth International, Inc., a Pennsylvania corporation, having its principle place of business at 2401 Walnut Street, Philadelphia, PA 19103 ("UPSTREAM") and ORBITZ, LLC, a Delaware limited liability company, having its principle place of business at 200 South Wacker Drive, Suite 1900, Chicago, IL 60606 ("ORBITZ"). This Amendment No. 2 amends that certain Services Agreement entered into by and between ORBITZ and UPSTREAM, on April 22, 2002, as amended by Amendment No. 1 dated January 8, 2003 (collectively, the "Agreement").

         WHEREAS, ORBTIZ and UPSTREAM intend to revise or amend certain portions of the Agreement in accordance with the terms of Section 12.4 therein;

         NOW, THEREFORE, in exchange of good and valuable consideration that will not hereinafter be challenged, the parties hereby agree as follows:

1 PRECEDENCE. To the extent a term or expression used in this Amendment No. 2 is defined in the Agreement, the term or expression will have the meaning ascribed to it in the Agreement, unless agreed otherwise in this Amendment No. 2. To the extent any terms or conditions of this Amendment No. 2 conflict with the terms of the Agreement, the terms of this Amendment No. 2 will prevail.

2 CONTRACTOR SERVICES. Pursuant to Section 4.4 of the Agreement, the parties hereby memorialize UPSTREAM's and ORBITZ's mutual agreement to outsource an average of ten percent (10%) of the inbound leisure telephone Contacts to an overseas third-party. The foregoing notwithstanding, ORBITZ and UPSTREAM agree that the period beginning October 5, 2003 and ending December 15, 2003 shall be deemed the "Ramp-Up Period" and ORBITZ shall during the course of the Ramp-up Period work in good faith to increase the amount of inbound leisure telephone contacts outsourced to such overseas third-party so that an average of ten percent (10%) of the inbound leisure telephone contacts are outsourced to such overseas third-party by the end of the Ramp-Up Period. The parties hereby agree that the overseas third party will be the entity currently known as LAWKIM UPSTREAM Contract Management Private Limited, Chitalsar, Mapada, S.V. Road Thane 400_607, Maharashtra, India (hereinafter, the "Contractor"). ORBITZ hereby approves of LAWKIM UPSTREAM Contract Management Private Limited as the Contractor for inbound telephone Contacts in accordance with this Paragraph 2. ORBITZ and UPSTREAM may agree to (i) suspend or reduce such percentage, or (ii) modify the applicable Upcharge Fee, or both, if it is mutually determined that the quality or customer satisfaction expectations for such inbound leisure telephone Contacts is at risk as a result of such outsourcing. The percentage of inbound leisure telephone Contacts outsourced in accordance with this Amendment No. 2 may be increased by mutual agreement of the Parties.

3 TRIAL PERIOD. UPSTREAM will cause the Contractor to commence processing the inbound leisure telephone Contacts on October 5, 2003 and shall continue processing such inbound leisure telephone Contacts for a period of six (6) months thereafter (the "Trial Period"). The Trial Period shall automatically renew for the period beginning with the end of the Trial Period and ending with the termination or expiration of the Agreement (the "Renewal Period") unless either Party provides to the other Party written notice by March 5, 2004 of its intention not to renew.

4 PRICING. During the Trial Period, inbound leisure telephone Contacts shall be provided by UPSTREAM in accordance with this Amendment No. 2 at the pricing set forth on Exhibit D-1 of the Agreement. At the end of the Trial Period, the Parties may agree upon different pricing and telephone upcharge fees applicable to the Renewal Period based on an increase in the percentage of inbound leisure telephone Contacts that may be outsourced to the Contractor.

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5        UPCHARGES. Sections 8.3(i) and 8.3(ii) of the Agreement, related to telephone and email upcharge fees, is hereby amended to include the following provision: During the Trial Period and any Renewal Period (as defined in Amendment No. 2 of the Agreement), ORBITZ shall have no obligation to pay UPSTREAM a telephone or email Upcharge Fee for Contacts handled by UPSTREAM or Contractor. For the avoidance of doubt, telephone and email Upcharge Fees shall apply upon any termination or expiration of the Trial Period or the Renewal Period.

6 SERVICE LEVELS. Section 3 (Service Level: Email Response Time of Exhibit B (Service Level Requirements)) is hereby amended to state that effective October 5, 2003, on average [***]% of all email-based Contacts processed during any calendar month must result in a Contact Handled within [***] hours of the initiation of the Contact (the "Time Requirement") and that the remaining email based Contacts must result in a Contact Handled within [***] hours of the initiation of the Contact; provided however, that if the Ticket Transactions projected in the Monthly Forecast for the most immediate month to which such Forecast applies (e.g. for the Monthly Forecast provided on July 31, the most immediate month would be August) is exceeded, the Time Requirement shall be adjusted as follows:

                  Forecast Exceeded by:           Time Requirement

                  [***]   %                       [***]
                  [***]   %                       [***]
                  [***]   %                       [***]

         In the event the Forecast is exceeded by more than [***]%, UPSTREAM shall use commercially reasonable efforts to respond to all email-based Contacts within [***], but any failure to do so will not result in any Service Level Credits or in material breach of this Agreement.

         Service Level Bonus: if within the Time Requirement, the Contact results in a Contact Handled:

         (i)      [***]% of the time, UPSTREAM will be entitled to bonus [***];

         (ii) [***]% of the time, UPSTREAM will be entitled to a bonus of [***];

         (iii) [***]% of the time or more, UPSTREAM will be entitled to a bonus of [***];

         Service Level Credit: if within the Time Requirement, the Contact results in a Contact Handled less than [***]% of the time, ORBTIZ shall be entitled to a Service Level Credit of [***].

7 COSTS. For the avoidance of doubt, UPSTREAM is responsible for costs (such as training, development, line charges, telecom charges) and other costs or expenses, related to the outsourcing of inbound leisure telephone Contacts to the Contractor, in accordance with the terms of the Agreement. UPSTREAM must verify and ensure that the Contractor complies with and adheres to the standards set forth in Exhibit A regarding minimum technology requirements during the Trial Period and the Renewal Period. As between ORBITZ and UPSTREAM, UPSTREAM is responsible for any and all costs associated with the Contractor's compliance with such standards and requirements.

8 TERMINATION FOR CONVENIENCE. Beginning with the Renewal Period, either party may terminate this Amendment No. 2 with or without cause ("Termination for Convenience") upon ninety (90) days written notice to the non-terminating party. The terminating party shall pay the other party a

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         termination fee on the effective date of such termination (the
         "Amendment No. 2 Termination Fee") as follows:

         a. if notice of termination is given between April 6, 2004 and April 5, 2005, [***] dollars ($[***]);
         b. if notice of termination is given between April 6, 2005 and April 5, 2006, [***] dollars ($[***]);
         c. if notice of termination is given between April 6, 2006 and April 5, 2007, [***] dollars ($[***]);
         d.       if notice of termination is given after April 5, 2007, $[***].

         For the avoidance of doubt, a party terminating the Agreement (including this Amendment No. 2) pursuant to Section 10.4 of the Agreement shall not be obligated to pay the fee set forth in this
         Section 8 of Amendment No. 2. Also, for the avoidance of doubt, neither party will have any obligation to pay an Amendment No. 2 Termination Fee if such party chooses not to renew the Trial Period in accordance with Section 3 of this Amendment.

9 SECURE AREA. Section 4.4 (ix) of the Agreement shall be deleted in its entirety and replace with the following: The Contractor Agreement shall require that the Contractor Services shall be performed in a secure environment, such that only those employees of Contractor performing the Contractor Services shall have access to ORBITZ confidential information or to the area within Contactor's facility where the Contractor Services are being performed (the "Secure Area"). Further, Contractor shall ensure that Contractor employees (while employed by Contractor) who provide the Contractor Services shall not, during the Term and for a period of 12 months thereafter, provide similar services to any Competitive Entity.

10 ENTIRE AGREEMENT. This Amendment No. 2 sets forth the complete and entire agreement between the parties with respect to the subject matter of the Amendment and supercedes and replaces any prior agreements between the parties, whether oral or in writing, with respect to its subject matter. Except as otherwise set forth in this Amendment No. 2, the terms and conditions of the Agreement will remain in full force and effect. This Amendment will be governed by the laws of the state of New York.

         IN WITNESS WHEREOF, the parties hereby cause this Amendment to be executed by their duly authorized representatives identified below.

ROSENBLUTH INTERNATIONAL, INC.             ORBITZ LLC
("UPSTREAM")                               ("ORBTIZ")

By: JEROME W. JOHNSON                      By:  ELIAH KAHN
    -------------------------------             --------------------------------

Signature: /s/ JEROME W. JOHNSON           Signature:  /s/ ELIAH KAHN
           ------------------------                    -------------------------

Title:  CHIEF OPERATING OFFICER            Title:  VP CUSTOMER EXP.
        ---------------------------                -----------------------------

Date:  7-25-03                             Date:  8-3-03
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